As filed with the Securities and Exchange Commission on October 25, 2005

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8 - K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 24, 2005
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)
(704) 688-4300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
     On October 24, 2005, First Charter Corporation announced its financial results for the three and nine-month periods ended September 30, 2005. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On October 25, 2005, as previously announced, the First Charter executive management team will review and discuss a presentation of our quarterly results. The slide package prepared for use by the First Charter Corporation executive management team at this presentation is available at First Charter Corporation’s website, www.firstcharter.com      , and is also furnished herewith as Exhibit 99.2. In addition, all of the information in the presentation is presented as of October 25, 2005 and First Charter Corporation does not assume any obligation to update such information in the future.
     The information included in Items 2.02 and 7.01, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01 Other Events
     On October 24, 2005, First Charter Corporation announced that it had executed a series of initiatives to reposition and deleverage its balance sheet. First Charter’s balance sheet was deleveraged by approximately $446 million through the sale of approximately $466 million in fixed-rate investment securities and the extinguishment of $446 million in debt. As a result of these initiatives, First Charter will recognize an approximate $20 million after-tax charge in the fourth quarter of 2005.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
99.1	News Release disseminated on October 24, 2005 by First Charter Corporation.

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for securities analysts meeting held on October 25, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION

By:	/s/ Charles A. Caswell

Charles A. Caswell
Executive Vice President and Chief Financial Officer
Dated: October 25, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release disseminated on October 24, 2005 by First Charter Corporation .

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for securities analysts meeting held on October 25, 2005.